UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2021

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Blvd., St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 725-4477

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 17, 2021, Centene Corporation, a Delaware corporation (the “Company”), completed its previously announced underwritten public offering (the “Offering”) of $2,200,000,000 aggregate principal amount of the Company’s 2.50% Senior Notes due 2031 (the “Notes”). The Company intends to use the net proceeds of the Offering, together with cash on hand, to (1) fund the purchase price for the Company’s 4.75% Senior Notes due 2025 (the “2025 Notes”) accepted for purchase by the Company in its concurrent cash tender offer (the “Tender Offer”) for any and all $2,200,000,000 outstanding aggregate principal amount of the 2025 Notes, (2) redeem any remaining 2025 Notes not validly tendered and accepted for purchase pursuant to the Tender Offer, in accordance with the indentures governing the 2025 Notes, and (3) pay all premiums, accrued interest and expenses related to the foregoing. Pending the application of any of the net proceeds of the Offering for the foregoing purposes, net proceeds may be temporarily used by the Company for general corporate purposes.

The Tender Offer is scheduled to expire at 5:00 PM New York City time on February 17, 2021, unless extended by the Company. The redemption of the 2025 Notes is scheduled to occur on March 12, 2021, pursuant to previously delivered redemption notices, which each became unconditional upon closing of the Offering.

The Notes are governed by the terms of the Indenture, dated as of October 7, 2020 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of February 17, 2021 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

The Notes will mature on March 1, 2031 and the Company will pay interest on the Notes semi-annually in arrears on March 1 and September 1, beginning on September 1, 2021. The Notes will be the Company’s senior unsecured obligations and rank equally in right of payment with all of the Company’s existing and future senior indebtedness and will be senior in right of payment to any of the Company’s existing and future subordinated indebtedness. The Notes will be effectively junior to all existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness. The Notes will not be guaranteed by any of the Company’s subsidiaries.

The Company may redeem the Notes at any time or from time to time in whole or in part, prior to December 1, 2030 (three months prior to the maturity date of the Notes) (the “Par Call Date”), at its option at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes being redeemed on that redemption date, or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (exclusive of interest accrued to, but excluding, the date of redemption) that would be due if such Notes matured on the Par Call Date, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Second Supplemental Indenture) plus 50 basis points, plus, in each case, accrued and unpaid interest on the Notes being redeemed, if any, to, but excluding, the date of redemption. The Company may also redeem the Notes at any time or from time to time in whole or in part, on and after the Par Call Date, at its option at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the Notes being redeemed, if any, to, but excluding, the date of redemption.

Subject to certain limitations, if the Company experiences specific kinds of changes of control, it will be required to make an offer to purchase the Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

The Indenture provides for customary events of default, including failure to make required payments; failure to comply with certain agreements or covenants; failure to pay, or acceleration of, certain other material indebtedness; certain events of bankruptcy and insolvency; and failure to pay certain judgments. An event of default under the Indenture will allow either the Trustee or the holders of at least 25% in principal amount of the then outstanding Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the Notes.

The Notes were offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3ASR (Registration No. 333-238050) under the Securities Act of 1933, as amended, which was filed with the Securities and Exchange Commission (“SEC”) and became effective on May 6, 2020. The Company has filed with the SEC a prospectus supplement, dated February 10, 2021, together with the accompanying prospectus, dated May 6, 2020, relating to the offering and sale of the Notes.

The foregoing description of the Base Indenture, the Second Supplemental Indenture and the Notes is qualified in its entirety by reference to the full text of the Base Indenture, which is incorporated herein by reference, and each of the Second Supplemental Indenture and the form of Note due 2031, each of which are attached to this Current Report and are incorporated herein by reference on Form 8-K as Exhibits 4.2 and 4.3, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

No.	Description
4.1
Base Indenture, dated as of October 7, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K, dated October 7, 2020)

4.2	Second Supplemental Indenture, dated as of February 17, 2021, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee
4.3	Form of 2.50% Senior Note due 2031 (included in Exhibit 4.2)
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date: February 17, 2021	By:	/s/ Jeffrey A. Schwaneke
Jeffrey A. Schwaneke
Executive Vice President and Chief Financial Officer